                                                                 EXHIBIT 10.8(a)

                              INSTRUMENT AMENDING

                        LYONDELL PETROCHEMICAL COMPANY

                     SUPPLEMENTAL EXECUTIVE BENEFIT PLANS

                                TRUST AGREEMENT


Lyondell Petrochemical Company hereby amends, effective August 1, 1997, the Lyondell Petrochemical Company Supplemental Executive Benefit Plans Trust Agreement, as follows:

Section 3, CHANGE IN CONTROL, Section 3.2., "Definition of Change in Control" is revised in its entirety to read as follows:

          SECTION 3.2.  Definition of "Change in Control". A "Change in Control"
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shall be deemed to have occurred as of the date that one or more of the following occurs:

     A. Individuals who, as of the date hereof, constitute the entire Board of Directors of the Company ("Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that any
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     individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the then Incumbent Directors shall be considered as though such individual was an Incumbent Director, but excluding, for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, as such terms are used in Rule 14a-11 under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of any Person (as defined below) other than the Board; provided,
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     further, that in the event ARCO at any time determines to achieve minority
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     representation on the Company's Board of

     Directors approximately equal to its then ownership percentage of the Company's common stock, its implementation of such determination through the election of ARCO employees as directors of the Company shall not be deemed to be a Change in Control and such ARCO employees shall constitute Incumbent Directors;

     B. The stockholders of the Company shall approve (I) any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company), or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an "Acquisition Transaction") where (i) the shareholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares or other ownership interests representing in the aggregate eighty percent (80%) or more of (a) the then outstanding common stock or other equity interests of the corporation or other entity surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be (the "Surviving Entity") (or of its ultimate parent corporation or other entity, if any), and (b) the Combined Voting Power of the then outstanding Voting Securities of the Surviving Entity (or of its ultimate parent corporation or other entity, if any) or (ii) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors, or similar managing group, of the Surviving Entity (or of its ultimate parent corporation or other entity, if any), or (2) any plan or proposal for the liquidation or dissolution of the Company;

     C. Any Person except for ARCO shall be or become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate more than twenty percent (20%) of either (A) the then outstanding shares of common stock of the Company ("Common Shares") or (B) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided,
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     however, that notwithstanding the foregoing, a "Change of Control" shall
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     not be deemed to have occurred for purposes of this Subsection (C):

          (i) Solely as a result of an acquisition of securities by the Company which, by reducing the number of Common Shares or other Voting Securities outstanding, increases (a) the proportionate number of Common Shares beneficially owned by any Person to more than twenty percent (20%) of the Common Shares then outstanding, or (b) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to more than twenty percent (20%) of the Combined Voting Power of all then outstanding Voting Securities; or

          (ii) Solely as a result of an acquisition of securities directly from the Company except for any conversion of a security that was not acquired directly from the Company,

     provided, further, that if any Person referred to in paragraph (i) or (ii)
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     of this Subsection (C) shall thereafter become the beneficial owner of any additional Common Shares or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of this Subsection (C); or

     D. ARCO shall become the owner, directly or indirectly, of securities of the Company representing in the aggregate more than fifty percent (50%) of either (1) the then outstanding Common Shares or (2) the Combined Voting Power of all then outstanding Voting Securities of the Company except as the result of an acquisition of securities by the Company which, by reducing the number of Common Shares or other Voting Securities outstanding, increases (x) the proportionate number of Common Shares beneficially owned by ARCO to more than fifty percent (50%) of the Common Shares then outstanding, or (y) the proportionate voting power represented by the Voting Securities beneficially owned by ARCO to more than fifty percent (50%) of the Combined Voting Power of all then outstanding Voting Securities; provided, however, that if thereafter ARCO becomes the
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     beneficial owner of any additional Common Shares or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction) the exception provided above shall no longer apply; provided, further, that for purposes of this Subsection (D), neither record
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     ownership of common stock of the Company by the Trustee for ARCO's 401(a) qualified plans nor beneficial ownership of common stock of the Company by any of ARCO's directors for their personal account shall be deemed to constitute "indirect" ownership of common stock of the Company by ARCO; provided, further, that notwithstanding any contrary provision of this
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     Agreement, no Change in Control shall be deemed to have occurred pursuant to this Subsection (D) if as a result of an inadvertent act ARCO becomes the owner, directly or indirectly, of additional Common Shares or Voting Securities and such securities are sold or otherwise disposed of by ARCO within 30 days after ARCO discovers, or is notified by the Company as to, the potential Change of Control resulting from such ownership, so that, as a result of such subsequent sale or other disposition by ARCO, no Change in Control would otherwise be deemed to have occurred pursuant to the terms (excluding this proviso) of this Subsection (D).

     Notwithstanding any of the foregoing, no Change in Control shall be deemed to have occurred as a result solely of (1) the registration by ARCO of the Exchangeable Notes pursuant to the Registration Statement, (2) the issuance and sale by ARCO of the Exchangeable Notes to the underwriters in accordance with the Registration Statement, (3) prior to the maturity of the Exchangeable Notes, purchases and sales of the Exchangeable Notes, or
     (4) a transaction in which assets of the Company are contributed to an entity pursuant to the creation of a partnership under the terms of certain agreements authorized by the Incumbent Directors on July 25, 1997.


IN WITNESS WHEREOF, the undersigned, being duly authorized on behalf of the Company, has executed this instrument on this __________ day of August, 1997.



ATTEST:                                 LYONDELL PETROCHEMICAL COMPANY



BY: ________________________            BY:___________________________
    Assistant Secretary                       Richard W. Park
                                              Vice President, Human Resources